MULTICELL TECHNOLOGIES, INC.
STOCK OPTION GRANT NOTICE
(2004 EQUITY INCENTIVE PLAN)

MultiCell Technologies, Inc. (the "Company"), pursuant to its 2004 Equity Incentive Plan (the "Plan"), hereby grants to Optionholder an option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:	_____________________________
Date of Grant:	_____________________________
Vesting Commencement Date:	_____________________________
Number of Shares Subject to Option:	_____________________________
Exercise Price (Per Share):	_____________________________
Total Exercise Price:	_____________________________
Expiration Date:	_____________________________

Type of Grant:	[ ] Incentive Stock Option1	[ ] Nonstatutory Stock Option

[DRAFTING NOTE: Options that are exercisable by non-exempt employees (those subject to wage overtime rules) within six months after the date of grant may affect the calculations of overtime wages. Therefore, options granted to non-exempt employees should not be exercisable for at least six months from the grant date; provided, that the employees may exercise if their employment is terminated due to a change in control, their death or retirement.]

Exercise Schedule:	[ ] Same as Vesting Schedule	[ ] Early Exercise Permitted

Vesting Schedule:	[1/4th of the shares vest one year after the Vesting Commencement Date. 1/48th of the shares vest monthly thereafter over the next three years.]

Payment:	By one or a combination of the following items (described in the Stock Option Agreement):
[ ] By cash or check
[ ] Pursuant to a Regulation T Program if the Shares are publicly traded
[ ] By delivery of already-owned shares if the Shares are publicly traded

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:	_______________________________________________________________ _______________________________________________________________

MultiCell Technologies, Inc.	OPTIONHOLDER:
By: __________________________________________ Signature	______________________________________________ Signature
Title: _________________________________________	Date: _________________________________________
Date: _________________________________________

ATTACHMENTS: Stock Option Agreement, 2004 Equity Incentive Plan and Notice of Exercise

1

If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

ATTACHMENT I

STOCK OPTION AGREEMENT

ATTACHMENT II

2004 EQUITY INCENTIVE PLAN

ATTACHMENT III

NOTICE OF EXERCISE

MultiCell Technologies, Inc. 55 Access Road, Suite 700 Warwick, Rhode Island 02886	Date of Exercise: _________________

Ladies and Gentlemen:

This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

Type of option (check one):	Incentive [ ]	Nonstatutory [ ]

Stock option dated:	______________________

Number of shares as to which option is exercised:	______________________

Certificates to be issued in name of:	______________________

Total exercise price:	$_____________________

Cash payment delivered herewith:	$_____________________

          By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 2004 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

          I agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180 days)) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,